ASSET PURCHASE AGREEMENT

                                     Between

                           THE DENALI PROJECT, L.L.C.

                                    as Seller

                                       and

                          SIBONEY LEARNING GROUP, INC.

                                  as Purchaser

                                   May 4, 2001


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                                Table of Contents

                                                                 Page
                                                                 ----

1.       DEFINITIONS..............................................1

2.       TRANSFER OF ASSETS; CLOSING..............................1
         2.01.    Transfer of Assets..............................1
         2.02.    Other Transactions at Closing...................1
         2.03.    Liabilities Not Assumed.........................2
         2.04.    Excluded Assets.................................2

3.       WARRANTIES AND REPRESENTATIONS OF DP.....................2
         3.01.    Organization and Standing of DP.................2
         3.02.    Authority.......................................2
         3.03.    Clear Title and Condition of Assets.............3
         3.04.    Financial Statements............................3
         3.05.    Absence of Changes..............................3
         3.06.    Payment of Debts and Liabilities................3
         3.07.    No Conflicting Agreements or Orders.............3
         3.08.    Compliance......................................4
         3.09.    Litigation......................................4
         3.10.    [Intentionally Deleted.]........................4
         3.11.    Employment Agreements...........................4
         3.12.    Taxes...........................................4
         3.13.    Intellectual Property...........................4
         3.14.    Leases..........................................5
         3.15.    [Intentionally Deleted.]........................5
         3.16.    Other Contracts.................................5
         3.17.    Suppliers.......................................5
         3.18.    Customers.......................................5
         3.19.    ERISA...........................................5
         3.20.    Environmental...................................5
         3.21.    Consents........................................6
         3.22.    No Misrepresentation............................6

4.       REPRESENTATIONS AND WARRANTIES OF SLG....................6
         4.01.    Organization and Standing of SLG................6
         4.02.    Binding Agreement...............................6
         4.03.    Agreement Within Authority......................6
         4.04.    No Conflicting Agreements or Orders.............6
         4.05.    Corporate Action................................6
         4.06.    No Conflict.....................................6
         4.07.    No Misrepresentation............................7
         4.08.    Financial Statements............................7
         4.09.    Warranty Limitation.............................7
         4.10.    Nonreliance.....................................7
         4.11.    Financing.......................................7

5.       COVENANTS OF SLG.........................................7
         5.01.    Information.....................................7
         5.02.    Performance of Assigned Contracts...............7
         5.03.    Allocation of Purchase Price....................8

6.       COVENANTS OF DP..........................................8
         6.01.    Access to Information...........................8
         6.02.    Maintain Assets.................................8
         6.03.    Maintain Organization...........................8
         6.04.    Regular Course of Business......................8
         6.05.    Insurance.......................................8
         6.06.    Business Changes................................8
         6.07.    Allocation of Purchase Price....................9

7.       ADDITIONAL ACTIONS AT CLOSING............................9
         7.01.    Opinion of Counsel..............................9
         7.02.    Organizational Approval.........................9
         7.03.    Casualty Loss...................................9
         7.04.    Non-Competition Agreements with
                  Dr. William Coats and Ted Frederick.............9
         7.05.    Agreement with Mike Connick.....................9
         7.06.    Opinion of Counsel..............................9

8.       [Intentionally Deleted.].................................10

9.       INDEMNIFICATION..........................................10
         9.01.    Indemnification of SLG by DP....................10
         9.02.    Indemnification of DP by SLG....................10
         9.03.    Notice to Indemnifying Party....................11
         9.04.    Schedules.......................................11
         9.05.    Damages.........................................11
         9.06.    Maximum Liability...............................11

10.      CLOSING AND RISK OF LOSS.................................12
         10.01.   Place and Time..................................12
         10.02.   Risk of Loss....................................12
         10.03.   Simultaneous Performance........................12
         10.04.   Transfer of Possession..........................12

11.      MISCELLANEOUS............................................12
         11.01.   Commission......................................12
         11.02.   Survival of Representations and Warranties......12
         11.03.   Incorporation of Schedules......................12
         11.04.   Further Assurances..............................12
         11.05.   Limited Assumption of DP's Liabilities..........13
         11.06.   Transfer Taxes..................................13
         11.07.   Notices.........................................13
         11.08.   Entire Agreement................................14
         11.09.   Binding Effect..................................14
         11.10.   Third Parties...................................14
         11.11.   Expenses of the Parties.........................15
         11.12.   Further Assurances..............................15
         11.13.   Counterparts....................................15
         11.14.   Headings........................................15
         11.15.   Mail and Communications.........................15
         11.16.   [Intentionally Deleted.]........................15
         11.17.   Missouri Law to Govern..........................15

                        ASSET PURCHASE AGREEMENT BETWEEN
                         THE DENALI PROJECT, L.L.C. AND
                          SIBONEY LEARNING GROUP, INC.


         This Asset Purchase Agreement (the "Agreement") is entered into as of the 4th day of May, 2001, by SIBONEY LEARNING GROUP, INC., a Texas corporation with its principal place of business in the State of Missouri ("SLG"), and THE DENALI PROJECT, L.L.C., a Delaware limited liability company ("DP").

         A. DP owns certain assets, rights and property necessary for, and operates a business which is engaged in, the design, manufacture, sale and distribution of computer software sold and used for educational purposes under the name "Summit Software" (the "Business"); and

         B. The members of DP have authorized and approved this Agreement and have determined that it is in the best interests of DP and its members for DP to sell the assets described herein to SLG in exchange for the consideration provided for below;

         THEREFORE, in consideration of the agreements set forth herein, and subject to the conditions herein contained, it is mutually agreed as follows:

1.       DEFINITIONS.

         Schedule 1.01 contains certain definitions of capitalized terms used in this Agreement for ease of reference.

2.       TRANSFER OF ASSETS; CLOSING.

         2.01. Transfer of Assets. At the Closing, subject to the terms and conditions of this Agreement and in reliance on the representations, warranties and covenants contained herein, DP shall sell, transfer, convey and assign to SLG, and SLG shall acquire, the Assets in exchange for a purchase price equal to $550,000, plus the aggregate amount of all Advances (as defined in Schedule 1.01) as follows:

               (a) by payment and delivery at Closing of: (i) Five Hundred Thousand Dollars ($500,000.00) by wire transfer or cashier's check; and

               (b) by execution and delivery at Closing to DP of the promissory note of SLG in the principal amount of Fifty Thousand and No/100 Dollars ($50,000.00), calling for one principal payment, without interest, of Fifty Thousand and No/100 Dollars ($50,000.00) one year after the Closing Date, and otherwise as provided in the form of promissory note attached hereto as Schedule 2.01(b) ("the Note"); and

               (c)  by   acknowledgement  by  DP  of  receipt  of  all  Advances
         theretofore made by SLG.


         2.02. Other Transactions at Closing. At the Closing:

               (a) DP will deliver to SLG full possession of the Assets and such bills of sale, endorsements, assignments and other good and sufficient instruments of sale, conveyance, transfer and assignment, in form and substance satisfactory to SLG (including a Bill of Sale and Assignment in the form of Schedule 2.02(a)), as are required or desirable in the opinion of SLG's counsel to effectively vest in SLG full, indefeasible, merchantable, legal, equitable and beneficial title to the Assets, with full substitution and subrogation to all rights and actions of warranty, free and clear of all debts, claims, security interests, liens, encumbrances and other title retention agreements, pledges, assessments, covenants, restrictions and charges of every nature;

               (b) SLG  will  assume  and  agree  to  perform  the  post-Closing
         obligations  of  DP  under  the  Assigned   Contracts  pursuant  to  an
         Assumption Agreement in the form of Schedule 2.02(b); and

               (c) Siboney Corporation, parent of SLG, will execute a guaranty of payment and performance of the obligations of SLG under the Note and under this Agreement in the form of Schedule 2.02(c); and

               (d) Dr. William Coats and Ted Frederick shall have executed and delivered to SLG Covenants Not To Compete (referred to in Section 7.12); and

               (e) SLG will provide The Leona Group Arizona, L.L.C., at no cost, with 15 unlimited user site licenses of new versions of Summit Math and Summit Reading up to and including, but not beyond, the planned version that incorporates voice. The upgrades will be provided within 30 days after they become available; and

               (f) the parties will perform all of the other obligations required to be performed by them at or before the Closing, including without limitation, delivering the documents and fulfilling the conditions set forth in Article VII hereof.

         2.03. Liabilities Not Assumed. OTHER THAN THE POST-CLOSING OBLIGATIONS OF DP UNDER THE ASSIGNED CONTRACTS, SLG IS NOT ASSUMING AND IS NOT RESPONSIBLE FOR ANY LIABILITIES OR OBLIGATIONS OF DP OR THE BUSINESS, INCLUDING WITHOUT LIMITATION, ALL ACCOUNTS PAYABLE OF DP THROUGH THE CLOSING DATE.

         2.04. Excluded Assets. Notwithstanding anything herein to the contrary, the Assets will not include the Excluded Assets.

3.       WARRANTIES AND REPRESENTATIONS OF DP.

         DP represents, warrants to and covenants and agrees with SLG as follows:

         3.01. Organization and Standing of DP. DP is a limited liability company duly organized, validly existing and is in good standing under the limited liability company laws of the state of Delaware and has all necessary power and authority to own its assets as now owned and to carry on the Business as now conducted.

         3.02. Authority. DP has full power and authority to enter into this Agreement and to complete the Closing, which have been duly authorized by all required limited liability company and other action on the part of DP.

         3.03. Clear Title and Condition of Assets. DP has good and marketable title to and interest in all of the Assets, free and clear of any restrictions on or conditions to transfer or assignment, mortgages, conditional sales agreements, liens, pledges, charges, encumbrances, claims, security interests, easements, covenants, conditions or restrictions (collectively, "Encumbrances").

         3.04. Financial Statements. To DP's knowledge, the balance sheets of DP for the years ended December 31, 1999 and 2000 (the "Financial Statements") fairly state the financial condition of DP, on a cash basis accounting method, as of such dates in all material respects.

         3.05. Absence of Changes. Except as set forth in Schedule 3.05 or any other schedule, since December 31, 2000, there has not been any: (a) transaction by DP affecting the Assets or the Business other than in the ordinary course of business as previously conducted; (b) adverse change in the financial condition, Assets or the Business; (c) amendment or termination of any contract, agreement or license to which DP is a party that relates to the Assets or the Business;
(d) mortgage, pledge or other encumbrance of, or the granting of any security interest or lien with respect to, any of the Assets; or (e) any other event or condition, other than The Pearson Lawsuit, of any character that has had or in the future may have a materially adverse effect on the financial condition, business, Assets or the Business as previously conducted.

         3.06. Payment of Debts and Liabilities. DP will pay all accounts, debts, bills and liabilities of DP which are payable through the Closing Date or which subsequent to the Closing could become an encumbrance on or result in a secured interest in the Assets or otherwise affect the use of the Assets or conduct of the Business by SLG subsequent to the Closing.

         3.07. No Conflicting Agreements or Orders.

               (a) There is no provision of the Articles of Organization or the Operating Agreement of DP or of any contract, security agreement, lease, mortgage, indenture, or other document, instrument, license, franchise or agreement which is binding on DP or which affects DP or its properties, which conflicts with or in any way prevents or will be violated by the execution, delivery or carrying out of the terms of this Agreement.

               (b) The execution, delivery and performance of the Agreement by DP will not constitute a default, or an event which with the giving of notice or the passage of time, or both, would constitute a default, under any of the foregoing nor be the grounds for the suspension, revocation, impairment, forfeiture, nonrenewal or termination of any license, permit, franchise, certificate, consent or authorization.

               (c) The execution, delivery and consummation of this Agreement by DP will not constitute or result in: (i) the creation or imposition of an Encumbrance on, or give to others any interest or right in or with respect to, any of the Assets, or (ii) a complete or partial withdrawal from any employer or multi-employer/employee benefit plan under ERISA, or any funding deficiency or lien under ERISA or any other law, rule or regulation applicable to the Assets or the Business. DP is not subject to any order, writ, injunction, decree, judgment, award, determination, direction or demand of any court, arbitrator, or federal, state, municipal or other governmental department, bureau, agency or instrumentality which would be violated by the execution, delivery or carrying out of the terms of this Agreement.

         3.08. Compliance. To DP's knowledge, DP has conducted the Business and maintained its properties, including all real property covered by leases, in material compliance with, and is not in violation of, applicable laws, rules, regulations and orders of any federal, state and local government or regulatory body (including, without limitation, any and all applicable building, zoning and licensing laws, ordinances, regulations or orders affecting the location, size and function of the Assets and the operation of the Business and all Environmental Laws).

         3.09. Litigation. Except for The Pearson Lawsuit, no suit, action, decree, arbitration or legal, administrative or other proceeding, controversy or investigation is pending or, except for a potential dispute with Elissa Greenburg (to the knowledge of DP or Shareholder) threatened against DP, or which otherwise might adversely affect the Business or financial condition of DP or any of the Assets, DP's right to transfer the same, the possession and use thereof, or the operation by SLG of the Business.

         3.10. [Intentionally Deleted.]

         3.11. Employment Agreements. Except as disclosed on Schedule 3.11, DP has not entered into, and has no obligation or liability with respect to, any employment or consulting agreement, executive compensation plan, collective bargaining agreement, deferred compensation agreement, bonus plan, employee pension plan or retirement plan, employee profit sharing plan, employee stock purchase or stock option plan, severance agreement or any other agreement or arrangement providing for remuneration or benefits to employees or their dependents.

         3.12. Taxes. DP has filed all federal, state and local tax and information returns and estimates required to be filed by DP within the times and in the manner prescribed by law. DP has delivered to SLG true and complete copies of the federal income tax or information returns of DP for the years ended December 31, 1999 and 2000.

         3.13. Intellectual Property.

               (a) DP is the sole owner or the exclusive licensee (in each case, separately identified as such) of the software programs and other works of authorship, trade names, trademarks and tradenames listed on
         Schedule 3.13 (collectively, the "Intellectual Property"), which constitute all of the intellectual property sold, licensed or otherwise used by DP in connection with the Business.

               (b) The sale, license or use of the Intellectual Property by DP does not infringe upon or conflict with the rights of others. None of the software programs, works of authorship, trade names or trademarks listed on Schedule 3.13, or any registration thereof, is infringed or has been challenged or threatened in any way. There is no potentially interfering trademark, service mark or trade name application of any third party.

               (c) At Closing, DP will assign the Intellectual Property to SLG. DP agrees not to use the name "Summit Software" or any similar name after Closing.

         3.14. Leases. Except as set forth on Schedule 3.14, no personal or real property used by DP and included in the Assets is held under any lease.

         3.15. [Intentionally Deleted.]

         3.16. Other Contracts. Schedule 3.16 contains a complete and accurate list of all Assigned Contracts. DP has furnished SLG true and complete copies of all Assigned Contracts. There is no default of DP or event that with notice or lapse of time, or both, would constitute a default, nor, to the knowledge of DP, any default or threatened default by any other party thereto, existing with respect to any of such agreements. DP has received no notice that any party to any of such agreements intends to cancel or terminate any of the Assigned Contracts or to exercise or not exercise any options under any of the Assigned Contracts.

         3.17. Suppliers. Attached as Schedule 3.17 is a list of the suppliers of goods and services to DP relating to the Business during the current year to date and for the year ended December 31, 2000.

         3.18. Customers. DP has provided SLG with a list of DP's customers for Summit Software products (the "Customer List") and the amount of purchases of each of them for the year ended December 31, 2000 and, separately, for the two
(2) month period ended February 28, 2001. At the Closing, DP will provide SLG with an update of the Customer List as of the close of the business day prior to the Closing Date (the "Closing Customer List").

         3.19. ERISA. To DP's knowledge, no employee benefit plans ("Employee Benefit Plans") within the meaning of Section 3(3) of ERISA, whether or not any such Employee Benefit Plans are otherwise exempt from the provisions of ERISA, are or have been established, maintained or contributed to or by DP, including, for this purpose and for the purpose of all of the representations in this
Section 3.19, all employers (whether or not incorporated) which by reason of common control are treated together with DP as a single employer within the meaning of Section 414 of the Code.

         3.20. Environmental. To DP's knowledge, the operations and activities of DP comply, and have in the past complied, in all respects, with all Environmental Laws.

         3.21. Consents..The only consent DP needs for the consummation of this transaction is the consent of its members, which consent DP has obtained.

         3.22. No Misrepresentation. No representation or warranty made by DP in this Agreement or any Schedule hereto or in any document or instrument delivered by or on behalf of DP to SLG in connection with this Agreement contains or will contain an untrue statement of a material fact.

4.       REPRESENTATIONS AND WARRANTIES OF SLG.

         SLG hereby represents and warrants to, and covenants and agrees with, DP as follows:

         4.01. Organization and Standing of SLG. SLG is a Texas corporation, validly existing and in good standing under the laws of the State of Texas.

         4.02. Binding Agreement. This Agreement constitutes, and each other instrument to be executed and delivered by SLG in accordance herewith will constitute, when executed and delivered pursuant hereto, the valid and legally binding obligations of SLG.

         4.03. Agreement Within Authority. The execution and delivery of this Agreement by SLG, the consummation of the transactions contemplated hereunder and the performance by SLG of this Agreement and the agreements and instruments which are executed and delivered in connection herewith in accordance with each of their terms will not violate: (a) the Articles of Incorporation or Bylaws of SLG, or (b) any judgment, order, writ, injunction, decree or demand against SLG of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality.

         4.04. No Conflicting Agreements or Orders. No approval or consent of any foreign, federal, state, county, local or other governmental or regulatory body is required as a condition to the validity of this Agreement as it relates to SLG or to give effect to the transactions contemplated hereby by SLG.

         4.05. Corporate Action. The execution and delivery of this Agreement by SLG and the performance of all acts contemplated to be performed by SLG hereunder have been duly authorized by all necessary corporate action. SLG has duly executed and delivered this Agreement and the agreements or instruments which are executed by SLG in connection herewith.

         4.06. No Conflict. The execution and delivery of this Agreement and each other instrument to be executed by SLG in accordance herewith and the consummation of the transactions contemplated herein by SLG will not conflict or be inconsistent with or result in the termination of or constitute a breach of or default under the terms of any indenture, mortgage, deed of trust, covenant, agreement or other instrument to which SLG is a party or to which its property is subject.

         4.07. No Misrepresentation. No representation or warranty made by SLG in this Agreement or any Schedule hereto or in any document or instrument delivered by SLG in connection with this Agreement contains or will contain any untrue statement of a material fact.

         4.08. Financial Statements. The financial statements of Siboney Corporation, parent company of SLG, included in its year 2000 Annual Report of Shareholders, a copy of which has been delivered to DP, fairly state the financial condition of Siboney Corporation, in accordance with generally accepted accounting principles, as of the dates referred to therein in all material respects.

         4.09. Warranty Limitation. SLG UNDERSTANDS AND AGREES THAT THE ASSETS BEING PURCHASED HEREUNDER ARE SOLD, TRANSFERRED AND CONVEYED TO SLG IN AN "AS-IS" CONDITION ON A "WHERE IS" BASIS, WITHOUT ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SECTIONS 3.03 AND 3.13.

         4.10. Nonreliance. In connection with its decision to acquire the Assets, SLG acknowledges that it is not relying upon any financial projections, budgets or other forward-looking financial data with respect to the Assets or the Business prepared by or furnished to it by or on behalf of DP and that DP is making no representation or warranty with respect thereto.

         4.11. Financing. SLG has access to all funds necessary to consummate the transactions contemplated by this Agreement.

5.       COVENANTS OF SLG.

         SLG further covenants and agrees with DP as follows:

         5.01. Information. In the event the Closing is not consummated for any reason, all copies of proprietary documents and information provided to SLG by DP hereunder will be returned to DP by SLG, and SLG shall maintain the same in confidence and will not disclose or utilize the same except with the prior written consent of DP.

         5.02. Performance of Assigned Contracts. After the Closing, SLG shall perform and discharge the obligations of DP that arise after the Closing Date under the Assigned Contracts.

         5.03. Allocation of Purchase Price. DP and SLG shall agree on allocation, for income tax purposes, of the Purchase Price among the Assets.

6.       COVENANTS OF DP.

         DP further covenants and agrees with SLG that, at all times prior to the Closing:

         6.01.  Access to  Information.  Promptly  after the  execution  of this
Agreement: DP shall give SLG and its counsel, accountants and other representatives shall have full access during normal business hours to all properties, books, accounts, records, agreements and documents of or relating to DP, the Assets or the Business.

         6.02. Maintain Assets. DP will maintain the Assets on a current basis and in customary repair, order and condition.

         6.03. Maintain Organization. DP will use its reasonable efforts to keep its organization intact, keep available the services of its employees and maintain the relationship and goodwill of its customers. The compliance by DP with the provisions of this Section 6.03 shall not, however, create an obligation on the part of SLG to employ any employee of DP subsequent to the Closing.

         6.04. Regular Course of Business. DP will not, without the prior written consent of SLG, purchase, sell or otherwise dispose of any property or assets, or incur any liability, obligation or commitment, or engage in any activity or transaction, except in the regular and customary course of business.

         6.05. Insurance. Until the Closing, DP will cause its policies of insurance relating to the Business and the Assets to continue to be kept in full force and effect and will refrain from taking any action which impairs the continued insurability of the Assets or the Business.

         6.06. Business Changes. DP will not do or agree to do any of the following without the prior written consent of SLG:

               (a) Enter into any contract, commitment or transaction not in the usual and ordinary course of the Business as heretofore conducted;

               (b) Make any material capital expenditure; or

               (c) Materially modify, amend, cancel or terminate any of the Assigned Contracts.

         6.07. Allocation of Purchase Price. DP and SLG shall agree on allocation, for income tax purposes, of the Purchase Price among the Assets.

7.       ADDITIONAL ACTIONS AT CLOSING.

         The  following   actions  shall  be  taken   simultaneously   with  the
effectiveness of this Agreement:

         7.01. Opinion of Counsel. SLG shall have received the favorable opinion of counsel for DP, dated as of the Closing Date, in the form of Schedule 7.03. In rendering such opinion, counsel for DP may rely on written certificates of the chief executive officer or the chief financial officer of DP and appropriate public officials as to factual matters, provided a copy thereof is attached to and forms a part of the opinion of counsel with the knowledge and consent of the chief executive officer or the chief financial officer of DP.

         7.02. Organizational Approval. The execution and delivery of this Agreement by DP and the performance of its covenants and obligations hereunder, shall have been duly authorized by all necessary limited liability company and other action of DP, and SLG shall have received copies of all resolutions pertaining to such authorization and approval, certified as correct and in full force and effect as of the Closing by an authorized person of DP.

         7.03. Casualty Loss. The Business shall not have been affected by, any loss, destruction or damage due to fire or other casualty, unless, if any such destruction or damage has occurred, SLG has determined that the loss, destruction or damage is not of such a nature as to curtail or interrupt the Business or determined that available insurance proceeds are sufficient to repair or replace any damaged or lost Assets and DP shall have assigned the proceeds of any such insurance to SLG, which DP agrees to do upon the request of SLG.

         7.04. Non-Competition Agreements with Dr. William Coats and Ted Frederick. Dr. William Coats and Ted Frederick will have entered into the Non-Competition Agreement set forth in Schedule 7.04 (the "Non-Competition Agreements").

         7.05. Agreement with Mike Connick. Mike Connick shall have entered into an employment arrangement with SLG on terms reasonably acceptable to SLG.

         7.06. Opinion of Counsel. DP will have received the favorable opinion of counsel for SLG, dated as of the Closing Date, in the form of Schedule 7.07. In rendering their opinion, counsel for SLG may rely on written certificates of the officers of SLG and appropriate public officials as to factual matters, provided a copy thereof is attached to and forms a part of the opinion of SLG's counsel with the knowledge and consent of such officers.

         8. [Intentionally Deleted.]

9.       INDEMNIFICATION.

         This Article sets forth the respects in which SLG shall be indemnified by DP in the event SLG becomes obligated or liable for, and discharges, obligations or liabilities of DP and/or in the event of any misrepresentation or breach of warranty or agreement on the part of DP hereunder, and the respects in which DP shall be indemnified by SLG in the event DP shall become obligated for, and shall discharge, any liabilities of SLG (including the Assumed Liabilities subsequent to the Closing) and/or in the event of any misrepresentation or breach of warranty or agreement on the part of SLG hereunder.

         9.01. Indemnification of SLG by DP.

               (a) Representations, Warranties, Covenants and Agreements. DP agrees to indemnify SLG and hold SLG harmless against any and all loss, liability, damage, claim, cost and expense of any nature including, without limitation, attorneys' fees, arising from or in connection with any representation or warranty made by DP not being complete, accurate and true at the date of this Agreement, or the failure by DP to fulfill and fully perform each covenant or agreement to be performed on the part of DP under this Agreement or under any other instrument or document executed and delivered by DP in connection with the transactions contemplated hereby, as any of the same may be amended from time to time.

               (b) Failure to Discharge Liabilities. DP agrees to indemnify SLG and hold SLG harmless against any and all loss, liability, damage, claim, cost and expense of any nature whatsoever, including, without limitation, attorneys' fees, arising from or in connection with: (i) any transferee liability law; and (ii) any judgment pursuant to which SLG is held liable or accountable for, or the Assets acquired hereunder or the Business subsequent to the Closing may be charged in respect of, any liability or obligation of DP other than the Assumed Liabilities.

               (c) Remedies Not Exclusive; Rights of Set-Off. Subject to the limitation in Section 9.06, the rights and remedies of SLG under this Article or otherwise in this Agreement shall be cumulative and in addition to and not in limitation or exclusion of all other rights and remedies, whether by the terms of this Agreement or at law or in equity or otherwise, which may exist on the part of SLG by reason of any misrepresentation or breach of warranty, covenant or agreement on the part of DP. Such rights and remedies shall be cumulative and may be exercised at any time or from time to time, and any failure or delay of SLG in exercising any right or remedy at any time shall not constitute a waiver thereof or restrict its subsequent enforcement or the enforcement of any other right or remedy of SLG. In addition to any other rights and remedies of SLG hereunder or otherwise, if DP is liable to indemnify SLG under the foregoing provisions, any amounts due and payable to SLG by reason of the obligations of DP to indemnify SLG and hold SLG harmless hereunder shall be subject to a right of setoff and reduction on the part of SLG against any amounts due and payable by SLG to DP hereunder or under any other agreement, including without limitation, any amounts due under the Note; provided, however, SLG may not exercise such right of set off until (a) SLG has been held accountable by judicial determination and (b) DP does not pay such amount to SLG within thirty (30) days after SLG gives DP written notice of intent to exercise such right of set off. Subject to the foregoing sentence, the choice of whether to set off such amounts or to pursue other remedies shall be at the discretion and designation of SLG, in whole or in part.

         9.02. Indemnification of DP by SLG.

               (a) Representations, Warranties, Covenants and Agreements. SLG agrees to indemnify DP and hold DP harmless against any and all loss, liability, damage, claim, cost and expense of any nature whatsoever, including, without limitation, attorneys' fees, arising from or in connection with any representation or warranty made by SLG not being complete, accurate and true at the date of this Agreement, or the failure by SLG to fulfill and fully perform each covenant or agreement to be performed on the part of SLG under this Agreement (including, but not limited to, SLG's failure to discharge the Assumed Liabilities as and when they become due subsequent to the Closing) or under any other instrument or document executed and delivered by SLG in connection with the transactions contemplated hereby, as any of the same may be amended from time to time.

               (b) Remedies Not Exclusive. The rights and remedies of DP provided for in this Article or otherwise in this Agreement shall be cumulative and in addition to and not in limitation or exclusion of all other rights and remedies, whether by the terms of other provisions of this agreement or at law or in equity or otherwise, which may exist on the part of DP by reason of any misrepresentation or breach of warranty, covenant or agreement on the part of SLG hereunder. Such rights or remedies may be exercised at any time or from time to time, and any failure or delay of DP in exercising any right or remedy at any time shall not constitute a waiver thereof or restrict its subsequent enforcement or the enforcement of any other right or remedy of DP.

         9.03. Notice to Indemnifying Party. In the event that any party may be entitled to, or intends to assert a claim for, indemnification hereunder, it must notify the other party within thirty (30) days after actual notice of any claim or the filing of any action giving rise to such claim for indemnification. In case any action is threatened or brought against any indemnified party, and it notifies the indemnifying party or parties thereof, the indemnifying party or parties will be entitled to participate in or assume the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice of its election to assume the defense thereof, the indemnifying party or parties will no longer be liable for any legal or other expense subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that the indemnified party shall be entitled at all times to participate in the defense of any such action at its own cost.

         9.04. Schedules. DP shall not have any liability for any misrepresentation or breach of warranty, agreement or covenant under this Agreement if and to the extent that the same is disclosed in any of the Schedules or Exhibits hereto.

         9.05. Damages. The effect of any misrepresentation, breach of warranty, covenant or agreement of, or any indemnifiable claim against, DP or in respect of this Agreement, or any document executed in connection herewith, and any damages resulting therefrom, shall be determined based solely on actual damages
(i) on a net after-tax basis (that is, with the amount thereof reduced to reflect the tax benefit resulting therefrom), and (ii) net of any amounts recovered by or on behalf of SLG in respect thereof or in connection therewith under any one or more policies of insurance maintained by any party hereto or any third party.

         9.06. Maximum Liability. Notwithstanding anything contained in this Agreement to the contrary, in all events whatsoever, DP's entire liability to SLG as a result of this Agreement, its breach or otherwise shall not exceed $100,000 in the aggregate; provided that any claim arising out of fraudulent misrepresentation or willful misconduct of DP shall not be subject to, or considered a part of, the foregoing aggregate limitation.

10.      CLOSING AND RISK OF LOSS.

         10.01. Place and Time. The Closing shall take place on the Closing Date at the offices of Gallop, Johnson & Neuman, L.C., 101 South Hanley Rd., St. Louis, Missouri 63105, or at such other place as may be agreed upon by SLG and DP.

         10.02. Risk of Loss. The entire risk of loss with respect to the Assets will remain on DP until the transactions contemplated hereby are closed.

         10.03. Simultaneous Performance.  None of the transactions described in
Article II to be performed at the Closing will occur unless all such transactions occur.

         10.04. Transfer of Possession. Possession of the Assets shall be delivered to SLG at Closing.

11.      MISCELLANEOUS.

         11.01. Commission. Seller shall pay any commission or fee of any third party, retained by Seller or any affiliate of Seller, who may have a claim for such amount arising out of the consummation of the transactions contemplated by this Agreement.

         11.02. Survival of Representations and Warranties. The representations and warranties of SLG and of DP, respectively, contained herein, including without limitation those contained in Section 3.13(b) and (c), shall survive the Closing, regardless of any investigations made by or on behalf of or any disclosure to SLG or DP, for thirteen (13) months following the Closing Date, except that the representations and warranties provided under Section 3.03 (clear title to Assets), 3.13(a) (Ownership of Intellectual Property), and 3.21 (no misrepresentation) shall survive the Closing for the period of any statute of limitations applicable thereto.

         11.03. Incorporation of Schedules. The Schedules hereto shall be deemed to be incorporated in and form a part of this Agreement.

         11.04. Further Assurances. Each of the parties agrees to do, execute, acknowledge and deliver, and cause to be done, executed, acknowledged and delivered, all such further acts, assignments, transfers, instruments, documents, deeds and assurances as shall be required in order to carry out this Agreement and give effect hereto.

         11.05. Limited Assumption of DP's Liabilities. EXCEPT FOR THE POST-CLOSING OBLIGATIONS UNDER THE ASSIGNED CONTRACTS, SLG DOES NOT HEREBY, OR OTHERWISE, ASSUME OR AGREE TO DISCHARGE OR PERFORM ANY LIABILITY OR OBLIGATION OF DP, AND NO SUCH ASSUMPTION OF ANY LIABILITY OF DP SHALL ACCRUE TO SLG BY OPERATION OF LAW OR OTHERWISE. In furtherance, and not by way of limitation, of the foregoing, it is expressly understood and agreed that in no event shall SLG assume or incur any liability or obligation under any other provision of this Agreement in respect of any of the following:

               (a)  any  liabilities  or  obligations   arising  out  of  or  in
         connection with the ownership, lease use or operation of any Assets prior to the Closing;

               (b) any liabilities or obligations arising out of any breach by DP of any provision of any agreement, contract, commitment or lease, including but not limited to liabilities or obligations arising out of the failure of DP to perform any agreement, contract, commitment or lease, including any Assigned Contract, in accordance with its terms prior to the Closing;

               (c) any product liability or similar claim for injury to person or property, regardless of when made or asserted, which arises out of or is based upon any express or implied representation, warranty, agreement or guarantee made by DP, or alleged to have been made by DP, or which is imposed or asserted to be imposed by operation of law, in connection with any service performed or product sold or leased by or on behalf of DP on or prior to the Closing, including without limitation any claim related to damages or personal injury caused as a result of any defective product, the return or replacement of defective products or any claim seeking recovery for consequential damage, lost revenue or income;

               (d) any liability or obligation arising prior to or as a result of the Closing to any employee, agent or independent contractor of DP, whether or not employed by SLG after the Closing (with any such employment being in the sole discretion of SLG), or under any benefit arrangement with respect to any such employment; or

               (e) any liability or obligation of DP arising prior to the Closing related to any violation of any Environmental Law, whether or not disclosed in any Schedule hereto.

         11.06. Transfer Taxes. All sales, transfer, excise and other taxes, if any, payable by reason of the transactions contemplated hereunder shall be paid by DP.

         11.07. Notices. Any notice, consent, request, claim or other communication hereunder shall be in writing and shall be deemed to have been duly given at the time of mailing by United States Certified, Registered or Express mail, or by next business day courier (for example, Federal Express) postage or charges prepaid, addressed as follows:

                If to SLG:

                        Ernest R. Marx, President
                        Siboney Learning Group, Inc.
                        325 North Kirkwood Road, Suite 200
                        Kirkwood, Missouri  63122

                with a copy to:

                        John P. Walsh, Esq.
                        Gallop, Johnson & Neuman, L.C.
                        16th Floor
                        101 South Hanley Road
                        St. Louis, Missouri  63105

                If to DP:

                        The Denali Project, L.L.C.
                        Attn: Dr. William Coats, Managing Member
                        4668 South Hagedorn Road, Suite 500
                        East Lansing, MI 48823

                with a copy to:

                        Bruce Segal, Esq.
                        Miro Weiner & Kramer
                        38500 Woodward Avenue
                        Bloomfield Hills, MI 48304

         or to such other address as any party may designate by written notice hereunder.

         11.08. Entire Agreement. This Agreement embodies the entire Agreement between the parties, and no representations, inducements, promises or other agreements, oral or otherwise, not embodied herein, shall be of any force or effect. This Agreement may not be modified or terminated except in writing signed by the parties hereto.

         11.09. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, assigns, heirs and personal representatives. In the event SLG sells all or substantially all of the Assets to any third party, SLG will require the transferee to assume SLG's obligations under the Note and SLG's obligations to make the Contingent Payments. Such assumption, however, will not relieve SLG of its ultimate obligation to cause such obligations to be fulfilled.

         11.10. Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any party hereto in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person, firm or corporation that is not a party hereto.

         11.11. Expenses of the Parties. All expenses involved in the preparation, authorization and consummation of this Agreement, including, without limitation, all fees and expenses of agents, representatives, counsel and accountants in connection therewith, shall be borne solely by the party who shall have incurred the same, and no other party shall have any liability in respect thereof.

         11.12. Further Assurances. SLG and DP agree to execute and deliver such other documents and take such other actions as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

         11.13. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

         11.14. Headings. The headings in the Articles and Sections of this Agreement are inserted for convenience only and shall not constitute a part hereof.

         11.15. Mail and Communications. After the Closing, each party will promptly deliver to the other party the original of any mail or other communication received by that party but pertaining to the business of the other party.

         11.16. [Intentionally Deleted.]

         11.17. Missouri Law to Govern. This Agreement shall be governed by and construed under the internal laws of the State of Missouri, without regard to its conflict of law provisions or interpretations which would otherwise cause the law of another jurisdiction to be applicable hereto, in any respect.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

                                        SIBONEY LEARNING GROUP, INC.,
                                        a Texas corporation

                                        By: /s/ Ernest R. Marx
                                            ----------------------------------
                                             Ernest R. Marx, President

                                        THE DENALI PROJECT, L.L.C.
                                        a Delaware limited liability company

                                        By: /s/ Dr. William Coats
                                            ----------------------------------
                                             Dr. William Coats, Managing Member

         The undersigned are signing this Agreement solely for the purpose of agreeing to sign the Non-Competition Agreement in the form set forth in Schedule
7.12 to this Agreement.


                                        --------------------------------------
                                        Dr. William Coats



                                        --------------------------------------
                                        Ted Frederick

                                  SCHEDULE 1.01


                                   DEFINITIONS


         "Advances" means advances made by SLG to DP prior to Closing to promote continuation of Summit Software development and preservation of the staff employee in such development.

         "Assets" means the following property, real, personal and mixed, tangible or intangible, of DP: wherever located;

               (a) All educational software products produced and/or marketed by
         DP  including  without  limitation,   those  products  produced  and/or
         marketed under the "Summit Software" name;

               (b) All furniture, fixtures and other items of tangible personal property selected by SLG and listed on Schedule 1.01A;

               (c) All computer software and other works of authorship, data bases, technologies, methods, trade secrets, know-how, inventions, copyrights, trade names, trademarks (and the goodwill of the Business symbolized thereby), and other intangible property rights, including the trademarks, copyrights and registrations therefor listed on
         Schedule 3.13;

               (d) All promotional and advertising materials and supplies and all office materials and supplies and other products owned by DP or otherwise under the control of DP as of the Closing Date relating to the Business;

               (e) All rights of DP under the Assigned Contracts, and all other rights, privileges, claims, demands and chooses in action (except the Pearson Lawsuit), including all rights under express or implied warranties;

               (f) All records of DP relating to Assigned Contracts; and

               (g) The name "Summit Software" and all other names utilized by DP in connection with the Business.

         "Assigned Contracts" means the Authors' Agreements, contracts, and other agreements listed in Schedule 3.16 to which DP is a party, a true copy of each of which has been delivered to SLG by DP, which is not set forth in
Schedule 3.16, which Assigned Contracts will be assigned by DP to SLG at the Closing, and the performance of which will be assumed by SLG at the Closing.

         "Assumed Liabilities" means only the liabilities and obligations of DP in respect of the obligations of DP for the performance of the Assigned Contracts subsequent to the Closing (but without liability for any breach, default or failure of performance prior to the Closing).

         "Authors' Agreements" means those agreements listed in Schedule 1.01C regarding development of computer software programs (the "Software Programs") owned by the Company.

         "Business" is defined in Recital A to this Agreement.

         "Closing" means the consummation of the transactions contemplated by this Agreement. DP and SLG may conduct the Closing by delivering to Gallop, Johnson & Neuman, L.C., in escrow, all agreements, documents and payments required to be delivered at Closing, for distribution to the appropriate parties upon confirmation by the escrow agent of receipt of all required items and receipt by the escrow agent of the directions of DP and SLG to distribute such items as required under this Agreement.

         "Closing Customer List" is defined in Section 3.18.

         "Closing Date" means 12:01 a.m. on May 4, 2001, or such other date and time as are mutually agreed upon in writing by DP and SLG; however, if and so long as all of the conditions to Closing have not been met, SLG shall have the option to extend the Closing Date to a date not later than May 11, 2001, unless agreed to in writing by SLG.

         "Code" means the Internal Revenue Code of 1986, as amended, and rules and regulations thereunder.

         "Customer List" is defined in Section 3.18.

         "DP" is defined in the first paragraph of this Agreement.

         "Encumbrances" is defined in Section 3.03.

         "Environmental Laws and Regulations" means any laws and related rules, regulations and orders, relating to pollution, nuisance or the environment including, without limitation: (i) the Federal Clean Air Act, 42 U.S.C.ss.ss.7401 et sec.; (ii) the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C.ss.ss.9601 et sec.; (iii) the Federal Emergency Planning and Community Right-to-Know Act, 42 U.S.C.ss.ss.1101 et sec.;
(iv) the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C.ss.ss.136 et sec.; (v) the Federal Water Pollution Control Act, 33 U.S.C.ss.ss.1251 et sec.; (vi) the Solid Waste Disposal Act, 42 U.S.C.ss.ss.6901 et sec.; (vii) the Toxic Substances Control Act, 15 U.S.C.ss.ss.2601 et sec.; (viii) laws relating in whole or part to emissions, discharges, releases or threatened releases of any Hazardous Material; and (ix) laws relating in whole or part to the manufacture, processing, distribution, use, coverage, disposal, transportation, storage or handling of any Hazardous Materials.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder.

         "Excluded Assets" means all of DP's accounts receivable, tax refunds and proceeds now existing or hereafter arising from the Pearson Lawsuit.

         "Financial Statements" are defined in Section 3.04.

         "Hazardous Materials" means any hazardous, infectious or toxic substance, chemical, pollutant, contaminant, emission or waste which is or becomes regulated by any local, state, federal or foreign authority, including, without limitation, anything which is (i) defined as a "pollutant" under 33 U.S.C. ss. 1362(6); (ii) defined as a "hazardous waste" under 42 U.S.C. ss. 6921; (iii) defined as a "regulated substance" under 42 U.S.C. ss.6991; (iv) defined as a "hazardous substance" under 42 U.S.C. ss. 9601(14); (v) defined as a "pollutant or contaminant" under 42 U.S.C. ss. 9601(33); (vi) petroleum; (vii) asbestos; and (viii) polychlorinated biphenyl.

         "Note" is defined in Section 2.01(b).

         "Pearson Lawsuit" means that certain civil action pending in the 30th Circuit Court for the State of Michigan, titled Case No. 01-93041-CK-C30 and any and all suits, actions, disputes, or claims, known or unknown, accrued or unaccrued, arising out of or in any way related to the allegations in that civil action against any person or entity, regardless of whether it is named in the civil action or not. The Denali Project, L.L.C. v. Boxer Learning, Inc., Computer Curriculum Corp and Pearson, PLC, (Ingham County, Michigan Circuit Court).

         "SLG" is defined in the first paragraph of this Agreement.

                                 SCHEDULE 1.01A

                         TANGIBLE ASSETS SELECTED BY SLG

                   [See "The Denali Hard Asset List" attached]

                                 SCHEDULE 1.01C

                                AUTHOR AGREEMENTS


         Independent Contractor Agreements with:

1.       Jocelyn Bilas (3-18-99);

2.       Jane T. Hartley (5-27-98);

3.       Sarah Barney (3-5-99);

4.       Garnet J. Chappell (5-26-98);

5.       Adam Cheney (4-4-99);

6.       Damon Ingram (2-17-99);

7.       Kellie Bachman (8-9-99);

8.       Elissa Greenburg (2-19-99);

9.       Cammy Kaess (2-11-99);

10.      Kim Scutt (2-19-99);

11.      Claudia Skutar (2-19-99);

12.      Courtney Coats (6-28-99);

13.      Anne Continelli (2-26-99);

14.      Larry McCurdy (4-7-99);

15.      Zone II, Inc., by Sandy Davison (3-10-99);

16.      Pamela Dichoff (2-18-99);

17.      Bob Metzger (3-29-99);

18.      Adam Kelly (4-22-99);

19.      Wood Works Writing Service, by Ann Russell (3-19-99)

20.      Renee Salas (3-21-99);

21.      Jeanne Van Wieren (2-18-99);

22.      Sara Wares (12-7-98);

23.      Timothy Bogar (4-4-99);

24.      Fran Darling (4-21-99)

                                SCHEDULE 2.01(b)

                                 Promissory Note

$50,000.00                                                          May 4, 2001

         FOR VALUE RECEIVED, the undersigned, Siboney Learning Group, Inc., a Texas corporation ("SLG"), promises to pay to the order of The Denali Project, L.L.C., a Delaware limited liability company ("DP"), the principal sum of Fifty Thousand and No/100 Dollars ($50,000.00), without interest prior to default hereunder, in one principal payment on the first anniversary date of this Note.

         SLG may at any time prepay all or any part of the principal hereof, without prepayment penalty.

         If default be made in the payment of principal hereunder within 30 days of date due or if a proceeding under the United States Bankruptcy Code is initiated by or against SLG (and, if initiated against SLG, is not dismissed within 60 days thereafter), DP may, at its option, declare all unpaid indebtedness evidenced by this Note immediately due and payable. Failure of DP to exercise such right shall not constitute a waiver of such right or preclude or affect its right thereafter to exercise such option with respect to such default or any subsequent default. For so long as a default exists after the applicable cure period, if any, set forth above, the unpaid principal amount shall bear interest at the rate of ten percent (10%) per annum, payable on demand.

         If this Note, or any installment, is not paid within the cure period hereinabove set forth and is placed with an attorney for collection, SLG shall pay, in addition to the principal amount of this Note, an amount equal to the reasonable out-of-pocket attorneys' fees and expenses related to enforcement of this Note.

         Presentment, demand for payment, protest, notice of protest, notice of dishonor and a diligence in bringing suit against any party hereof or any party liable hereon are hereby waived by all present and future parties hereto, whether as maker, endorsers, guarantors, sureties, or in any other capacity.

                                         SIBONEY LEARNING GROUP, INC.,
                                         a Texas corporation,

                                         By
                                           -----------------------------------
                                             Ernest R. Marx, President


Payable at: 4668 South Hagedorn Road, East Lansing, MI 48823; or at any other address DP may designate by written notice to SLG.

                                SCHEDULE 2.02(a)

                           BILL OF SALE AND ASSIGNMENT

         THE DENALI PROJECT, L.L.C., a Delaware limited liability company ("DP"), for and in consideration of certain payments made by SIBONEY LEARNING GROUP, INC., a Texas corporation ("SLG"), pursuant to that certain Asset Purchase Agreement dated May 4, 2001 (the "Agreement"), and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby GRANT, BARGAIN, SELL, TRANSFER, CONVEY and DELIVER unto Buyer, its successors and assigns, good and marketable title to all of the assets (tangible and intangible, real, personal and mixed) owned or used by Seller and included in the definition of "Assets" in Schedule 1.01 of the Agreement, with full warranties of title and with full substitution and subrogation to all rights and actions of warranty against all preceding owners, free and clear of all defaults, liens, claims, charges, encumbrances, security interests, pledges, restrictions, deeds of trust, mortgages and title impediments.

         Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

         TO HAVE AND TO HOLD, all and singular, the said personal property to SLG and its successors and assigns, to and for their own use forever, free and clear of all defaults, liens, claims, charges, security interests, mortgages, deeds of trust, encumbrances, pledges, restrictions and title impediments.

         DP shall execute and deliver from time to time hereafter, upon reasonable request, all such further documents and instruments as may be necessary to deliver the Assets to SLG.

         All of the representations and warranties of DP with respect to the Assets which are contained in the Agreement are incorporated herein by reference and service after the date hereof for the periods set forth in the Agreement.

         IN WITNESS WHEREOF, Seller, by its duly authorized officer has executed this Bill of Sale as of the 4th day of May, 2001.


                                        THE DENALI PROJECT, L.L.C.


                                        By
                                           -----------------------------------
                                            Dr. William Coats, Managing Member

                                            "DP"

                                SCHEDULE 2.02(b)

                              ASSUMPTION AGREEMENT

         THIS ASSUMPTION OF LIABILITIES AGREEMENT (the "Assumption Agreement") is made and entered into as of the 4th day of May, 2001, by and between THE DENALI PROJECT, L.L.C., a Delaware limited liability company ("DP") and SIBONEY LEARNING GROUP, INC., a Texas corporation ("SLG").

RECITALS
--------

         DP and SLG entered into that certain Asset Purchase Agreement dated as of April , 2001 (the "Agreement") pursuant to which SLG has agreed to purchase specific assets in the Agreement (collectively, the "Assets") and to assume, satisfy and discharge the Assumed Liabilities as defined in Section 1.01 of the Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. In consideration of the execution of this Assumption Agreement and the transfer and conveyance of the Assets by DP to SLG thereunder, SLG hereby assumes and agrees to satisfy and discharge the Assumed Liabilities as and when they become due. Except for the Assumed Liabilities, SLG does not assume any liabilities or obligations of DP.

         2. This Assumption Agreement is binding upon and shall inure to the benefit of the successors and assigns of the parties hereto.

         3. This Assumption Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Missouri determined without reference to conflicts of law principles.

         4. All capitalized terms used in this Assumption Agreement shall have the same definitions as set forth in the Agreement, unless otherwise defined in this Assumption Agreement.

         5.  This   Assumption   Agreement  may  be  executed  in  two  or  more
counterparts, all of which taken together shall be deemed one original.

         IN WITNESS WHEREOF, DP and SLG have caused this Assumption Agreement to be executed on and as of the day and year first above written.



DP:                                         SLG:

THE DENALI PROJECT, L.L.C.                  SIBONEY LEARNING GROUP, INC.


By                                          By
  ----------------------------------          ---------------------------------
  Dr. William Coats, Managing Member           Ernest R. Marx, President

                                SCHEDULE 2.02(c)

                         GUARANTY BY SIBONEY CORPORATION

                                                           St. Louis, Missouri
                                                                   May 4, 2001


         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce THE DENALI PROJECT, L.L.C., a Delaware limited liability company ("Seller"); (i) to close the transactions contemplated by that certain Asset Purchase Agreement dated as of May 4, 2001 (the "Purchase Agreement") between Seller and Siboney Learning Group, Inc., a Texas corporation ("Purchaser"), which is a wholly owned subsidiary of Siboney Corporation, a Maryland corporation ("Parent") and; (ii) to execute, deliver and perform obligations under all agreements and documents to be delivered pursuant to the Purchase Agreement, Parent hereby guarantees to Seller the full and prompt payment and performance when due of any and all obligations or liabilities required to be performed by Purchaser in favor of Seller under the Purchase Agreement, including without limitation, the Promissory Note in principal amount of $50,000 payable to the order of Purchaser pursuant to the Purchase Agreement (collectively the "Obligations"); and Parent acknowledges and agrees with Seller as follows:

         1. Nothing except full performance and discharge of all of the Obligations shall in any way exonerate Parent hereunder or modify, reduce, limit or release the liability of Parent hereunder. This is an absolute, unconditional and continuing guaranty of performance of the Obligations and it shall continue to be in force and be binding upon Parent until all Obligations are performed in full.

         2. Parent represents and warrants to Seller that Parent is the parent corporation of Purchaser and, as such, is deriving and expects to continue to derive substantial direct benefit from the transactions contemplated by the Purchase Agreement, and that this guaranty is given for a valid corporate purpose.

         3. The liability of Parent hereunder shall be without limitation as to amount. The Obligations may be continued in any amount, whether or not in excess of the amount currently set forth in the Purchase Agreement, without affecting or impairing the liability of Parent hereunder.

         4. Parent hereby waives any right of subrogation Parent may now or hereafter have against Purchaser with respect to the Obligations. In addition, Parent hereby waives any right to proceed against Purchaser, now or hereafter, for contribution, indemnity, reimbursement, and any other suretyship rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract, or by operation of law, which Parent may now have or hereafter have as against Purchaser with respect to the Obligations. Parent agrees that in light of the immediately foregoing waivers, the execution of this Guaranty shall not be deemed to make Parent a "creditor" of Borrower, and that for purposes of Section 547 and 550 of the United States Bankruptcy Code (11 U.S.C. ss.ss. 547, 550) (the "Code"), Parent shall not be deemed a "creditor" of Purchaser.

         5. Parent will pay or reimburse the applicable Beneficiaries for all reasonable out-of-pocket costs, expenses and attorneys' fees paid or incurred in endeavoring to enforce this Guaranty.

         6. Purchaser may enter into transactions resulting in the continuance of any Obligations without any consent or approval by Parent and without any prior or subsequent notice to Parent. The liability of Parent shall not be affected or impaired by any of the following acts or things: (a) one or more extensions or renewals of the Obligations or any modification in contractual terms applicable to any of the Obligations or any amendment or modification of any of the terms or provisions of any of the Obligations; (b) any waiver or indulgence granted to Purchaser, any delay or lack of diligence in the enforcement of Obligations or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any of the Obligations; or
(c) any full or partial release of, compromise or settlement with, or agreement not to sue, Purchaser or other person liable with respect to any of the Obligations;

         7. The undersigned waives any and all defenses and discharges available to surety, guarantor, co-obligator or accommodation party, and Parent specifically waives all defenses based on suretyship. Without limiting the generality of the foregoing, Parent waives any and all defenses, claims, setoffs and discharges of Purchaser pertaining to the Obligations, except the defense of discharge by performance in full. The liability of Parent shall not be affected or impaired by any voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar event or proceeding affecting, Purchaser or any of Purchaser's assets.

         8. Parent hereby waives, to the fullest extent permitted by law, all rights and benefits under any applicable state or federal law purporting to reduce a guarantor's obligation in proportion to the principal obligation.

         9. Upon the occurrence of any event of default on the obligations of Purchaser, Seller may proceed to enforce this Guaranty against Parent. Parent hereby waives any applicable law requiring Seller to exhaust its remedies against any other parties before proceeding directly against Guarantor.

         10. No election by Seller to proceed in one form of action or proceeding, or against any party, or on any obligation shall constitute a waiver of Seller's right to proceed in any other form of action or proceeding or against any other party. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Seller against Purchaser under any document or instrument evidencing or securing indebtedness of Purchaser to Seller shall serve to diminish the liability of Parent, except to the extent that Seller realizes payment by such action or proceeding. Parent hereby waives any defense based upon an election of remedies by Seller, under any applicable state or federal law, with respect to any property of Purchaser or any other person which now or hereafter secures the obligations of Purchaser to Seller.

         11. Parent waives presentment, demand for payment, notice of dishonor or nonpayment and protest of any document evidencing the Obligations.

         12. Parent represents and warrants to Seller that (a) Parent is a corporation duly organized and existing in good standing under the laws of the State of Maryland and has full power and authority to make and deliver this guaranty; (b) the execution, delivery and performance of this guaranty by Parent has been duly authorized by all necessary corporate action; (c) this guaranty has been duly executed and delivered by an authorized officer of Parent and constitutes the lawful, binding and legally enforceable obligation of Parent; and (d) the authorization, execution, delivery and performance of this guaranty do not require notification to, registration with, or consent or approval by, any federal, state or local regulatory body or administrative agency.

         13. This guaranty shall be effective upon delivery of a true copy of this guaranty to Seller. This guaranty shall be binding upon Parent and the successors and assigns of Parent and shall inure to the benefit of Seller and its respective successors and assigns. Any invalidity or unenforceability of any provision or application of this guaranty shall not affect other lawful provisions and application thereof, and to this end the provisions of this guaranty are declared to be severable. This guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the undersigned. This guaranty shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Missouri.


         IN WITNESS WHEREOF, this guaranty has been duly executed by PARENT as of the day and year first above written.


                                SIBONEY CORPORATION, a Maryland corporation


                                By:_________________________________________

                                Title: _____________________________________

                                  SCHEDULE 3.05

                         CHANGES TO FINANCIAL CONDITION

         1. DP is in the process of shutting down its business and liquidating its assets.

                                  SCHEDULE 3.10

                       CHANGES TO BUSINESS & ORGANIZATION

                                  SCHEDULE 3.11

                              EMPLOYMENT AGREEMENTS


1.       Agreement with Mike Connick (5-16-97);

2.       Agreement with John Spanburg (7-10-97);

3.       Agreement with Jeanne Boxer (4-21-99);

                                  SCHEDULE 3.13

                         A. Trademarks and Tradenames

         The Company does not have any registered trademarks or tradenames.


                         B. U.S. Copyright Registrations

         The Company has not registered any of its work with any government agency.

                         C. Other Copyrightable Materials

                                  SCHEDULE 3.14

                            PERSONAL PROPERTY LEASES

         1.  Personal  Property  Lease  with  Newcourt   Communications  Finance
Corporation dated 9-28-00 for one (1) Partner AC5.

                                  SCHEDULE 3.16

                               ASSIGNED CONTRACTS

         1.  Authors'  Agreements  listed on Schedule  1.01C.

         2. Equipment and Service Agreement with Lucent Technologies dated 2-28-00 regarding various Partner items.

                                  SCHEDULE 3.17

                                LIST OF SUPPLIERS


See "Denali Supplier/Vendor List 2001" attached.

                                  SCHEDULE 7.01


                                   May 4, 2001


Siboney Learning Group, Inc.
8135 Forsyth Boulevard, Suite 212
St. Louis, Missouri 63105

Ladies and Gentlemen:

         We have acted as counsel for The Denali Project, L.L.C., a Delaware limited liability company ("DP") in connection with that certain Asset Purchase Agreement (including the Schedules and Exhibits thereto, the "Purchase Agreement"), dated as of May 4, 2001, by and between Siboney Learning Group, Inc., a Texas corporation ("SLG") and DP. Capitalized terms used in this opinion and not otherwise defined herein shall have the meanings given them in the Purchase Agreement. This opinion is furnished to you under Section 7.03 of the Purchase Agreement.

         In the preparation of this opinion, we have reviewed and rely upon:

         1. The Purchase Agreement;

         2. Resolutions of the [board of managers and owners] of DP, authorizing the execution, delivery and performance of the terms of the Purchase Agreement and consummation of the transactions contemplated thereby by DP, as certified to us by [an officer] [manager] [authorized person] of DP;

         3. Such other agreements, instruments and documents as are required to be executed and performed under or in connection with the Closing of the Purchase Agreement (the "Transaction Documents"), as delivered by or on behalf of DP or Purchaser at the Closing;

         4. A Certificate of Good Standing delivered to us by the Secretary of State of the State of Delaware, evidencing the good standing of DP under the laws of the State of Delaware, and verbal representations made to us by the office of the Secretary of State of the State of Delaware, confirming that DP remains in good standing as of the date of this opinion;

         5. The factual representations and warranties of DP in the Purchase Agreement and the Transaction Documents;

         6. A copy of the Articles of Organization of DP, as certified by the Secretary of State of the State of Delaware; and

         7. A copy of the Operating Agreement of DP, as certified to us by an [officer] [manager] [authorized person] of DP.

         In addition, we have reviewed such matters of law and fact as we have considered necessary for purposes of rendering the opinion letter. [DP's counsel may add other customary limitations, subject to the reasonable approval of SLG.]

         In the examination of such documents, we have assumed the genuineness of all signatures, whether original or photostatic, except that of the [officers] [managers] [authorized person] of DP the authenticity of all documents submitted to us as originals and the conformity to the original documents of all documents submitted to us as certified, photostatic or conformed copies, the authenticity of the originals of all such latter documents, and the truth and correctness of statements made by DP, including, without limitation, the representations and warranties of DP contained in the Purchase Agreement and the Transaction Documents, and we have relied upon the accuracy of material factual matters contained therein.

         The opinions expressed by us herein are expressly limited to the laws of the State of Delaware and federal law, where applicable.

         Whenever our opinion herein with respect to the existence or absence of facts is indicated to be based on our knowledge, it is intended to signify only that no information has come to the attention of our present partners or associates who have devoted substantive attention to the Purchase Agreement or Transaction Documents and the attorney primarily responsible for the representation of the Seller that would give us actual knowledge of the existence or absence of such facts. Except to the extent expressly set forth herein, however, we have not undertaken any independent investigation to determine the existence or the absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from our representation of DP.

         Based solely on the foregoing, we are of the opinion that as of the date hereof:

         1. DP is a limited liability company validly existing and in good standing under the laws of the State of Delaware and has all of the necessary power and authority to own and lease its assets as now owned and leased and to carry on its business as now being conducted.

         2. DP has full limited liability company power and legal authority to enter into the Agreement and to consummate the Transactions contemplated thereby, which have been duly authorized by all proper and necessary limited liability company and other action on the part of DP.

         3. The Purchase Agreement and the Transaction Documents constitute the legal, valid and binding obligations of DP, enforceable against DP in accordance with their respective terms.

         4. The execution, delivery and performance of the Purchase Agreement by DP, and the execution, delivery and performance of the Transaction Documents and do not violate any provision of the Articles of Organization or the Operating Agreement or Bylaws of DP.

         5. To our actual knowledge, except as described in the Purchase Agreement, no consent, license, approval, or authorization of any governmental authority or regulatory body, or of any other person or entity, is required to be obtained by Seller or the Shareholders in connection with the due execution, delivery and performance of the Purchase Agreement or the Transaction Documents by DP.

         6. To our actual knowledge, except as described in the Purchase Agreement, DP is the owner, licensee or otherwise the authorized user of all patents, trademarks, service marks, trade names and copyrights of all such items used in connection with DP's Business and we have no knowledge of any claim that DP's use of such items infringes upon or conflicts with any patent, trademark, service mark, trade name or copyright of others.

         7. To our actual knowledge, except as described in the Purchase Agreement, no suit, action, decree, arbitration or legal, administrative or other proceeding, controversy or investigation is pending or threatened against DP which could adversely affect the Business or financial condition of DP or the Assets, DP's right to transfer the same, the Transactions contemplated by the Purchase Agreement, or the possession and use of the Assets, or the operation by purchaser of a business similar to the Business, as heretofore conducted by DP, subsequent to the Closing.

         With respect to the opinions expressed herein, we advise you that we express no opinion as to (i) conflicts of law or choice of law provisions; and
(ii) the availability of equitable remedies because such remedies are subject to the discretion of the court before which a proceeding therefor may be brought. In addition, the terms of the Purchase Agreement and the Transaction Documents may be limited by the United States Bankruptcy Code, or other bankruptcy, insolvency, fraudulent conveyance, moratorium, or similar laws affecting creditors' rights or the relief of debtors generally, as may be in effect from time to time.

         This opinion is addressed to the Purchaser and is solely for the Purchaser's use. Accordingly, it may not be relied upon by or disclosed to any other person, or for any other purpose, other than in connection with the transaction and documents referred to herein and is not to be used, circulated, quoted, or otherwise referred to for any other purpose without the prior written consent of this firm. We assume no obligation to advise Purchaser of any changes concerning the above which may hereafter come or be brought to our attention.

                                        Very truly yours,

                                  SCHEDULE 7.04

                      [Separate Agreements to be signed by
                      Dr. William Coats and Ted Frederick]
                            NON-COMPETITION AGREEMENT

         This Non-Competition Agreement is entered into as of May 4, 2001, by the undersigned ("Undersigned") and Siboney Learning Group, Inc., a Missouri corporation ("SLG") in connection with the execution, delivery and consummation of the transactions contemplated by certain Asset Purchase Agreement ("Purchase Agreement"), dated May 4, 2001 between Denali Project, L.L.C., a Delaware limited liability company ("DP") and SLG.

RECITALS

         A. The Undersigned has occupied a position of trust and confidence with DP prior to the date hereof and has become familiar with the assets of DP, including the intellectual property assets and other assets being sold by DP to SLG.

         B. Among the conditions to the obligation of SLG to close purchase of certain assets from DP under the Purchase Agreement is the requirement that the Undersigned and others execute a Non-Competition Agreement on the terms hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the undersigned, the undersigned hereby agrees as follows:

         1. For a period of two (2) years after the Closing (as defined in the Purchase Agreement), the Undersigned agrees that the Undersigned will not, directly or indirectly, license or sell any software to third parties in the United States which has the look or feel of any of the Assets (as defined in the Purchase Agreement), or any software that utilizes a substantial majority of the source code, content or instructional design of any of the Assets.

         2. If the undersigned breaches any of the covenants set forth in this Agreement, SLG will be entitled to obtain injunctive or other equitable relief to restrain any breach or threatened breach or otherwise to specifically enforce the provisions of Section 1 of this Agreement, it being agreed that money damages alone would be inadequate to compensate SLG and would be an inadequate remedy for such breach. In addition, SLG will be entitled to such damages as it may demonstrate from any such breach.

         3. This Agreement is binding upon and inures to the benefit of the Undersigned, SLG and their respective affiliates, successors and assigns.

         4. The rights and remedies under this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law: (a) no claim or right arising out of this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation unless in writing signed by the other party; and (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given.

         5. SLG agrees that, if SLG is in default (after applicable cure period, if any) under its payment obligations pursuant to the Note (as defined in the Purchase Agreement), the restrictions in Section 1 of this Agreement shall thereafter be of no force or effect.

         6. This Agreement will be governed by the laws of the State of Missouri, without regard to conflicts-of-laws principles.

         7. Whenever possible, each provision and term of this Agreement will be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be invalid, then such provision or term will be ineffective only to the extent of such invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement. If any of the covenants set forth in Section 1 of this Agreement are held to be unreasonable, arbitrary or against public policy, such covenants shall be considered divisible with respect to scope, time and geographic area, and in such lesser scope, time and geographic area will be effective, binding and enforceable against the undersigned.

         8. Any notices under this agreement must be in writing and will be deemed to have been given when (a) delivered in person, (b) sent by facsimile (with written confirmation of receipt), or (c) when received by addressee if sent by nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimiles as a party may designate by notice to the other parties):

                  SLG:
                  Siboney Learning Group, Inc.
                  325 North Kirkwood Road, Suite 200
                  Kirkwood, Missouri 63122
                  Attention: Ernest R. Marx, President
                  Facsimile No.(314) 909-1670

                  The undersigned:

                  _________________________________
                  _________________________________
                  _________________________________
                  Facsimile No.:___________________

         IN WITNESS WHEREOF, the Undersigned and SLG have executed this Agreement as of the date first above written.


                                        ______________________________________


                                        Name:_________________________________


                                        SLG:

                                        SIBONEY LEARNING GROUP, INC., a Texas
                                        corporation


                                        By____________________________________

                                        Title_________________________________

                                  Schedule 7.06


                                   May 4, 2001


The Denali Project, LLC
Attn:  Dr. William Coates, President
4668 South Hagedorn Road, Suite 506
East Lansing, Michigan  48823

Gentlemen:

         We have acted as counsel for Siboney Learning Group, Inc., a Texas corporation ("SLG"), in connection with that certain Asset Purchase Agreement (including the Schedules and Exhibits thereto, the "Purchase Agreement"), dated as of May 4, 2001 by and between The Denali Project, LLC, a Delaware limited liability company ("DP") and SLG. Capitalized terms used in this opinion and not otherwise defined herein shall have the meanings given them in the Purchase Agreement. This opinion is furnished to you pursuant to Section 8.03 of the Purchase Agreement.

         In preparation of this opinion, we have reviewed and we rely upon:

         1. The Purchase Agreement and the Assignment and Assumption;

         2. Written Consent of the Board of Directors of SLG, authorizing the execution and delivery of the Purchase Agreement and execution and delivery of the Assignment and Assumption and consummation of the transactions contemplated by the Purchase Agreement and the Assignment and Assumption, as certified to us by an officer of SLG;

         3. Such other agreements, instruments and documents as are required to be executed and performed under or in connection with the Closing of the Purchase Agreement (the "Transaction Documents"), as delivered by or on behalf of SLG or DP at the Closing;

         4. A Certificate of Good Standing delivered to us by the Secretary of State of the State of Texas, evidencing the good standing of SLG under the laws of the State of Texas, and verbal representations made to us by the office of the Secretary of State of the State of Texas, confirming that SLG remains in good standing as of the date of this opinion;

         5. A Certificate of Good Standing delivered to us by the Secretary of State of the State of Missouri, evidencing the good standing of SLG or a foreign corporation under the laws of the State of Missouri and verbal representations made to us by the office of the Secretary of State of the State of Missouri confirming that SLG remains in good standing as of the date of this opinion;

         6. The factual representations and warranties of SLG in the Purchase Agreement and the Transaction Documents;

         7. A copy of the Articles of Incorporation of SLG, as certified by the Secretary of State of the State of Texas; and

         8. A copy of the Bylaws of SLG, as certified to us by an officer of SLG;

         In the examination of such documents, we have assumed the genuineness of all signatures, whether original or photostatic, except that the officers of SLG and Siboney, respectively, the authenticity of all documents submitted to us as originals and the conformity to the original documents of all documents submitted to us as certified, photostatic or conformed copies, the authenticity of the originals of all such latter documents, and the truth and correctness of statements made by SLG or Siboney, including, without limitation, the representations and warranties of SLG contained in the Purchase Agreement and the Transaction Documents, and we have relied upon the accuracy of material factual matters contained therein. We have also assumed the due authorization, execution and delivery by DP of the Purchase Agreement and any Transaction Documents to which DP is a party.

         The opinions expressed by us herein are expressly limited to the laws of the State of Missouri, the statutory business corporation law of the State of Texas and federal law, where applicable.

         In addition, we have reviewed such matters of law and fact as we have considered necessary for purposes of rendering the following opinions and have examined and relied without independent investigation as to matters of fact upon such certificates of public officials, such statements and certificates of officers of DP and that such other corporate records, documents, certificates and instruments as we have deemed necessary or appropriate in order to enable us to render the opinions expressed herein. [May add additional customary limitations subject to the reasonable approval of DP and its counsel.]

         Whenever our opinion herein with respect to the existence or absence of facts is indicated to be based on our knowledge, it is intended to signify only that no information has come to the attention of our present partners or associates who have devoted substantive attention to the Purchase Agreement or Transaction Documents and the attorney primarily responsible for the representation of the SLG or any of its affiliates that would give us actual knowledge of the existence or absence of such facts. Except to the extent expressly set forth herein, however, we have not undertaken any independent investigation to determine the existence or the absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from our representation of SLG or any of its affiliates.

         Based solely upon the foregoing and subject to the qualifications set forth herein, we are of the opinion that as of the date hereof:

         1. SLG is a Texas corporation validly existing and in good standing under the laws of the State of Texas and has all of the necessary power and authority to carry on its business as presently conducted.

         2. SLG is duly qualified to transact business and is in good standing as a foreign corporation under the laws of the State of Missouri.

         3. SLG has full corporate power and legal authority to enter into the Purchase Agreement and to consummate the Transactions contemplated thereby, which have been duly authorized by all proper and necessary corporate and other action on the part of SLG, and when executed and delivered by SLG the Transaction Documents will constitute the valid and binding obligations of SLG, enforceable against SLG in accordance with its terms.

         4. To our knowledge, except as described in the Purchase Agreement, no consent, license, approval, or authorization of any governmental authority or regulatory body, or of any other person or entity, is required to be obtained by SLG in connection with the due execution, delivery and performance of the Purchase Agreement or the Transaction Documents by SLG.

         With respect to the opinions expressed herein, we advise you that we express no opinion as to: (I) conflicts-of-law or choice-of-law provisions; and
(ii) the availability of equitable remedies because such remedies are subject to the discretion of the court before which a proceeding therefor may be brought. In addition, the terms of the Purchase Agreement, and the Transaction Documents may be limited by Title 11 of the United States Code, or other bankruptcy, insolvency, fraudulent conveyance, moratorium, or similar laws affecting creditors' rights or the relief of debtors generally, as may be in effect from time to time.

         To our knowledge, except as described in the Purchase Agreement, we hereby confirm to you that no suit, action, decree, arbitration or legal, administrative or other proceeding, controversy or investigation is pending or threatened against SLG.

         This opinion is addressed to the DP and is solely for DP's use. Accordingly, it may not be relied upon by or disclosed to any other person, or for any other purpose, other than in connection with the transaction and documents referred to herein and is not to be used, circulated, quoted, or otherwise referred to for any other purpose without the prior written consent of this firm. We assume no obligation to advise DP of any changes concerning the above which may hereafter come or be brought to our attention.


                                        Very truly yours,


                                        GALLOP, JOHNSON & NEUMAN, L.C.